Exhibit 99.(h)(2)(b)

EXHIBIT D

AMENDED AND RESTATED SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each Invesco trust listed herein, and that the following funds are included under the Amended and Restated Transfer Agency and Service Agreement dated June 17, 2013, by and between such trusts and The Bank of New York Mellon.

September 15, 2022

Invesco Exchange-Traded Fund Trust

1.	Invesco Aerospace & Defense ETF

2.	Invesco BuyBack AchieversTM ETF

3.	Invesco Dividend AchieversTM ETF

4.	Invesco Dow Jones Industrial Average Dividend ETF

5.	Invesco DWA Momentum ETF

6.	Invesco DWA Basic Materials Momentum ETF

7.	Invesco Dynamic Biotechnology & Genome ETF

8.	Invesco Dynamic Building & Construction ETF

9.	Invesco DWA Consumer Cyclicals Momentum ETF

10.	Invesco DWA Consumer Staples Momentum ETF

11.	Invesco Dynamic Energy Exploration & Production ETF

12.	Invesco DWA Energy Momentum ETF

13.	Invesco DWA Financial Momentum ETF

14.	Invesco Dynamic Food & Beverage ETF

15.	Invesco DWA Healthcare Momentum ETF

16.	Invesco DWA Industrials Momentum ETF

17.	Invesco Dynamic Large Cap Growth ETF

18.	Invesco S&P 100 Equal Weight ETF

19.	Invesco Dynamic Large Cap Value ETF

20.	Invesco Dynamic Leisure and Entertainment ETF

21.	Invesco Dynamic Market ETF

22.	Invesco Dynamic Media ETF

23.	Invesco S&P Midcap Momentum ETF

24.	Invesco S&P Midcap Quality ETF

25.	Invesco S&P Midcap Value with Momentum ETF

26.	Invesco Dynamic Networking ETF

27.	Invesco Dynamic Oil & Gas Services ETF

28.	Invesco Dynamic Pharmaceuticals ETF

29.	Invesco Dynamic Semiconductors ETF

30.	Invesco S&P SmallCap Momentum ETF

31.	Invesco S&P SmallCap Value with Momentum ETF

32.	Invesco Dynamic Software ETF

33.	Invesco DWA Technology Momentum ETF

34.	Invesco DWA Utilities Momentum ETF

35.	Invesco Financial Preferred ETF

36.	Invesco FTSE RAFI US 1000 ETF

37.	Invesco FTSE RAFI US 1500 Small-Mid ETF

38.	Invesco S&P 500 GARP ETF

39.	Invesco S&P 500 Value with Momentum ETF

40.	Invesco Global Listed Private Equity ETF

41.	Invesco Golden Dragon China ETF

42.	Invesco High Yield Equity Dividend Achievers ETF

43.	Invesco International Dividend Achievers ETF

44.	Invesco Zacks Mid-Cap ETF

45.	Invesco Zacks Multi-Asset Income ETF

46.	Invesco MSCI Sustainable Future ETF

2022.09.15 - ETF-AR Transfer Agency and Svc Agr - Schedule

47.	Invesco NASDAQ Internet ETF

48.	Invesco Raymond James SB-1 Equity ETF

49.	Invesco S&P MidCap 400® Equal Weight ETF

50.	Invesco S&P MidCap 400® Pure Growth ETF

51.	Invesco S&P MidCap 400® Pure Value ETF

52.	Invesco S&P 500® BuyWrite ETF

53.	Invesco S&P 500® Equal Weight Communication Services ETF

54.	Invesco S&P 500® Equal Weight Consumer Discretionary ETF

55.	Invesco S& P 500® Equal Weight Consumer Staples ETF

56.	Invesco S&P 500® Equal Weight Energy ETF

57.	Invesco S&P 500® Equal Weight ETF

58.	Invesco S&P 500® Equal Weight Financials ETF

59.	Invesco S&P 500® Equal Weight Health Care ETF

60.	Invesco S&P 500® Equal Weight Industrials ETF

61.	Invesco S&P 500® Equal Weight Materials ETF

62.	Invesco S&P 500® Equal Weight Real Estate ETF

63.	Invesco S&P 500® Equal Weight Technology ETF

64.	Invesco S&P 500® Equal Weight Utilities ETF

65.	Invesco S&P 500® Pure Growth ETF

66.	Invesco S&P 500® Pure Value ETF

67.	Invesco S&P 500® Top 50 ETF

68.	Invesco S&P 500® Quality ETF

69.	Invesco S&P SmallCap 600® Equal Weight ETF

70.	Invesco S&P SmallCap 600® Pure Growth ETF

71.	Invesco S&P SmallCap 600® Pure Value ETF

72.	Invesco S&P Spin-Off ETF

73.	Invesco Water Resources ETF

74.	Invesco Wilderhill Clean Energy ETF

Invesco Exchange-Traded Fund Trust II

1.	Invesco 1-30 Laddered Treasury ETF

2.	Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF

3.	Invesco Alerian Galaxy Crypto Economy ETF

4.	Invesco California AMT-Free Municipal Bond ETF

5.	Invesco CEF Income Composite ETF

6.	Invesco China Technology ETF

7.	Invesco DWA Developed Markets Momentum ETF

8.	Invesco DWA Emerging Markets Momentum ETF

9.	Invesco DWA SmallCap Momentum ETF

10.	Invesco Emerging Markets Sovereign Debt ETF

11.	Invesco ESG NASDAQ 100 ETF

12.	Invesco ESG NASDAQ Next Gen 100 ETF

13.	Invesco ESG S&P 500 Equal Weight ETF

14.	Invesco FTSE RAFI Developed Markets ex-U.S. ETF

15.	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

16.	Invesco FTSE RAFI Emerging Markets ETF

17.	Invesco FTSE International Low Beta Equal Weight ETF

18.	Invesco Fundamental High Yield® Corporate Bond ETF

19.	Invesco Fundamental Investment Grade Corporate Bond ETF

20.	Invesco Global Clean Energy ETF

21.	Invesco Global Short Term High Yield Bond ETF

22.	Invesco Global Water ETF

23.	Invesco International BuyBack AchieversTM ETF

24.	Invesco International Corporate Bond ETF

25.	Invesco KBW Bank ETF

26.	Invesco KBW High Dividend Yield Financial ETF

2022.09.15 - ETF-AR Transfer Agency and Svc Agr - Schedule

27.	Invesco KBW Premium Yield Equity REIT ETF

28.	Invesco KBW Property & Casualty Insurance ETF

29.	Invesco KBW Regional Banking ETF

30.	Invesco MSCI Global Timber ETF

31.	Invesco MSCI Green Building ETF

32.	Invesco NASDAQ 100 ETF

33.	Invesco Nasdaq Biotechnology ETF

34.	Invesco NASDAQ Metaverse ETF

35.	Invesco NASDAQ Next Gen 100 ETF

36.	Invesco NASDAQ Future Gen 200 ETF

37.	Invesco National AMT-Free Municipal Bond ETF

38.	Invesco New York AMT-Free Municipal Bond ETF

39.	Invesco PHLX Semiconductor ETF

40.	Invesco Preferred ETF

41.	Invesco PureBeta FTSE Developed ex-North America ETF

42.	Invesco PureBeta FTSE Emerging Markets ETF

43.	Invesco PureBeta MSCI USA ETF

44.	Invesco PureBeta MSCI USA Small Cap ETF

45.	Invesco PureBeta US Aggregate Bond ETF

46.	Invesco PureBeta 0-5 Yr US TIPS ETF

47.	Invesco Russell 1000 Enhanced Equal Weight ETF

48.	Invesco Russell 1000 Equal Weight ETF

49.	Invesco Russell 1000 Low Beta Equal Weight ETF

50.	Invesco Solar ETF

51.	Invesco S&P 500 ex-Rate Sensitive Low Volatility ETF

52.	Invesco S&P 500® High Beta ETF

53.	Invesco S&P 500® High Dividend Low Volatility ETF

54.	Invesco S&P 500® Low Volatility ETF

55.	Invesco S&P 500 Minimum Variance ETF

56.	Invesco S&P 500 Momentum ETF

57.	Invesco S&P 500 Enhanced Value ETF

58.	Invesco S&P 500 QVM Multi-factor ETF

59.	Invesco S&P 500 Revenue ETF

60.	Invesco S&P Emerging Markets Momentum ETF

61.	Invesco S&P Emerging Markets Low Volatility ETF

62.	Invesco S&P Global Water Index ETF

63.	Invesco S&P International Developed High Dividend Low Volatility ETF

64.	Invesco S&P International Developed Momentum ETF

65.	Invesco S&P International Developed Low Volatility ETF

66.	Invesco S&P International Developed Quality ETF

67.	Invesco S&P MidCap 400 QVM Multi-factor ETF

68.	Invesco S&P MidCap 400 Revenue ETF

69.	Invesco S&P MidCap Low Volatility ETF

70.	Invesco S&P SmallCap 600 QVM Multi-factor ETF

71.	Invesco S&P SmallCap 600 Revenue ETF

72.	Invesco S&P SmallCap Consumer Discretionary ETF

73.	Invesco S&P SmallCap Consumer Staples ETF

74.	Invesco S&P SmallCap Energy ETF

75.	Invesco S&P SmallCap Financials ETF

76.	Invesco S&P SmallCap Health Care ETF

77.	Invesco S&P SmallCap High Dividend Low Volatility ETF

78.	Invesco S&P SmallCap Industrials ETF

79.	Invesco S&P SmallCap Information Technology ETF

80.	Invesco S&P SmallCap Low Volatility ETF

81.	Invesco S&P SmallCap Materials ETF

82.	Invesco S&P SmallCap Quality ETF

2022.09.15 - ETF-AR Transfer Agency and Svc Agr - Schedule

83.	Invesco S&P SmallCap Utilities & Communication Services ETF

84.	Invesco Senior Loan ETF

85.	Invesco Taxable Municipal Bond ETF

86.	Invesco Treasury Collateral ETF

87.	Invesco S&P Ultra Dividend Revenue ETF

88.	Invesco Variable Rate Preferred ETF

89.	Invesco VRDO Tax-Free ETF

Invesco Actively Managed Exchange-Traded Fund Trust

1.	Invesco AAA CLO Floating Rate Note ETF

2.	Invesco Active U.S. Real Estate Fund

3.	Invesco Balanced Multi-Asset Allocation ETF

4.	Invesco Conservative Multi-Asset Allocation ETF

5.	Invesco Corporate Bond Factor ETF

6.	Invesco Focused Discovery Growth ETF

7.	Invesco Growth Multi-Asset Allocation ETF

8.	Invesco High Yield Bond Factor ETF

9.	Invesco High Yield Select ETF

10.	Invesco Intermediate Bond Factor ETF

11.	Invesco Moderately Conservative Multi-Asset Allocation ETF

12.	Invesco Multi-Sector Bond Income Factor ETF

13.	Invesco Municipal Strategic Income ETF

14.	Invesco Real Assets ESG ETF

15.	Invesco S&P 500® Downside Hedged ETF

16.	Invesco Select Growth ETF

17.	Invesco Short Duration Bond ETF

18.	Invesco Short-Term Bond Factor ETF

19.	Invesco Total Return Bond ETF

20.	Invesco Ultra Short Duration ETF

21.	Invesco US Large Cap Core ESG ETF

22.	Invesco Variable Rate Investment Grade ETF

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

1.	Invesco Agriculture Commodity Strategy No K-1 ETF
2.	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF
3.	Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF

Invesco India Exchange-Traded Fund Trust

1.	Invesco India ETF

Invesco Exchange-Traded Self-Indexed Fund Trust

1.	Invesco BulletShares 2022 Corporate Bond ETF
2.	Invesco BulletShares 2022 High Yield Corporate Bond ETF
3.	Invesco BulletShares 2023 Corporate Bond ETF
4.	Invesco BulletShares 2023 High Yield Corporate Bond ETF
5.	Invesco BulletShares 2024 Corporate Bond ETF
6.	Invesco BulletShares 2024 High Yield Corporate Bond ETF
7.	Invesco BulletShares 2025 Corporate Bond ETF
8.	Invesco BulletShares 2025 High Yield Corporate Bond ETF
9.	Invesco BulletShares 2026 High Yield Corporate Bond ETF
10.	Invesco BulletShares 2027 High Yield Corporate Bond ETF
11.	Invesco BulletShares 2026 Corporate Bond ETF
12.	Invesco BulletShares 2027 Corporate Bond ETF
13.	Invesco BulletShares 2028 Corporate Bond ETF
14.	Invesco BulletShares 2028 High Yield Corporate Bond ETF
15.	Invesco BulletShares 2029 Corporate Bond ETF

2022.09.15 - ETF-AR Transfer Agency and Svc Agr - Schedule

16.	Invesco BulletShares 2029 High Yield Corporate Bond ETF
17.	Invesco BulletShares 2030 High Yield Corporate Bond ETF
18.	Invesco BulletShares 2022 USD Emerging Markets Debt ETF
19.	Invesco BulletShares 2023 USD Emerging Markets Debt ETF
20.	Invesco BulletShares 2024 USD Emerging Markets Debt ETF

21.	Invesco BulletShares 2022 Municipal Bond ETF

22.	Invesco BulletShares 2023 Municipal Bond ETF

23.	Invesco BulletShares 2024 Municipal Bond ETF

24.	Invesco BulletShares 2025 Municipal Bond ETF

25.	Invesco BulletShares 2026 Municipal Bond ETF

26.	Invesco BulletShares 2027 Municipal Bond ETF

27.	Invesco BulletShares 2028 Municipal Bond ETF

28.	Invesco BulletShares 2029 Municipal Bond ETF

29.	Invesco BulletShares 2030 Corporate Bond ETF

30.	Invesco BulletShares 2030 Municipal Bond ETF

31.	Invesco BulletShares 2031 Corporate Bond ETF

32.	Invesco BulletShares 2031 Municipal Bond ETF

33.	Invesco BulletShares 2032 Corporate Bond ETF

34.	Invesco BulletShares 2032 Municipal Bond ETF

35.	Invesco Defensive Equity ETF
36.	Invesco International Developed Dynamic Multifactor ETF
37.	Invesco Investment Grade Defensive ETF
38.	Invesco Investment Grade Value ETF
39.	Invesco Racial and Gender Diversity ETF
40.	Invesco Russell 1000® Dynamic Multifactor ETF
41.	Invesco Russell 2000® Dynamic Multifactor ETF
42.	Invesco RAFITM Strategic US ETF
43.	Invesco RAFITM Strategic US Small Company ETF
44.	Invesco RAFITM Strategic Developed ex-US ETF
45.	Invesco RAFITM Strategic Emerging Markets ETF

[Signature page follows]

2022.09.15 - ETF-AR Transfer Agency and Svc Agr - Schedule

THE BANK OF NEW YORK MELLON		INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

By:	/s/ Gerard Connors	By:	/s/ Anna Paglia
(signature)		(signature)
	Gerard Connors		Anna Paglia
(name)		(name)
	Vice President		President & Principal Executive Officer
(title)		(title)

INVESCO EXCHANGE-TRADED FUND TRUST		INVESCO INDIA EXCHANGE-TRADED FUND TRUST

By:	/s/ Anna Paglia	By:	/s/ Anna Paglia
(signature)		(signature)
	Anna Paglia		Anna Paglia
(name)		(name)
	President & Principal Executive Officer		President & Principal Executive Officer
(title)		(title)

INVESCO EXCHANGE-TRADED FUND TRUST II		INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By:	/s/ Anna Paglia	By:	/s/ Anna Paglia
(signature)		(signature)
	Anna Paglia		Anna Paglia
(name)		(name)
	President & Principal Executive Officer		President & Principal Executive Officer
(title)		(title)

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

By:	/s/ Anna Paglia
(signature)
Anna Paglia
(name)
President & Principal Executive Officer
(title)

2022.09.15 - ETF-AR Transfer Agency and Svc Agr - Schedule